UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 6, 2005

Albertson's, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6187	82-0184434
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 Parkcenter Blvd, PO Box 20, Boise, Idaho		83726
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	208-395-6200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 6, 2005, Albertson’s, Inc. ("Albertsons") guaranteed the outstanding debt of its wholly owned subsidiary, American Stores Company, LLC ("ASC") (formerly known as American Stores Company). The guarantees apply to ASC’s $272 million of 8.0% Debentures due June 1, 2026, $96 million of 7.9% Debentures due May 1, 2017, $200 million of 7.5% Debentures due May 1, 2037, $45 million of 6.5% Medium Term Notes, Series B, due March 20, 2008, and $100 million of 7.1% Medium Term Notes, Series B, due March 20, 2028 (the "Securities").

Albertsons guaranteed (a) the payment of principal, premium (if any) and interest on the Securities, (b) the payment of interest on overdue principal and interest on the Securities, if any, if lawful, and (c) the performance of all other obligations of ASC with respect to the Securities under the terms of the Indenture (defined below). The guarantees were issued pursuant to Supplemental Indenture No. 2 (the "Supplemental Indenture") between ASC and J.P. Morgan Trust Company, National Association, successor trustee under the Indenture. The Supplemental Indenture amends the Indenture, dated as of May 1, 1995, between American Stores Company and The First National Bank of Chicago, as trustee, as supplemented by Supplemental Indenture No. 1, dated January 23, 2004 (as supplemented, the "Indenture").

The foregoing description of the Supplemental Indenture and the guarantees does not purport to be complete, and is qualified in its entirety by reference to the full text of the Supplemental Indenture (which includes the form of guarantee), a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 of this Current Report on Form 8-K relating to the guarantees is incorporated herein by reference. Because ASC is a wholly owned, consolidated subsidiary of Albertsons, the debt guaranteed by Albertsons has already been reflected on Albertsons’ consolidated balance sheets.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

4.1 Supplemental Indenture No. 2, dated as of July 6, 2005, between American Stores Company, LLC and J.P. Morgan Trust Company, National Association, as successor trustee (including the form of guarantee).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Albertson's, Inc.

July 12, 2005	By:	Felicia D. Thornton

Name: Felicia D. Thornton
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

4.1	Supplemental Indenture No. 2, dated as of July 6, 2005, between American Stores Company, LLC and J.P. Morgan Trust Company, National Association, as successor trustee (including the form of guarantee).